Exhibit 99.11

CORPORATE STRUCTURE CHART



Plant Corporation (Utah)
Plant Corporation International (Utah)
Plant Film Products of Mexico, Inc. (Utah)
Plant Corporation of Canada Ltd. (Canada)
Plant Corporation Pty Ltd (Australia)
Plant Film Products GmbH (Germany)
Plant Packaging of Canada, LLC (Utah LLC)
Plant Investment, Inc. (Utah)
Plant Solutions Corporation (Utah)
Uniplast Holdings, Inc. (Delaware)
ASPEN Industrial, S.A. de C.V. (Mexico)
Jacinto Mexico, S.A. de C.V. (Mexico)
Plant de Mexico, S.A. de C.V. (Mexico)
Alliant Company LLC (Delaware)
Uniplast Industries Co. (Nova Scotia, Canada)
Uniplast U.S., Inc. (Delaware)
100% Preferred
100% Common
= Debtors
= Non-Debtors